EX-10.3

Schedule 2


                                 PROMISSORY NOTE


                              Dated March 31, 2003

                         Mesa, Maricopa County, Arizona



1. Promise to Pay. For value received, Telecommunication Products, Inc., a Colorado corporation, ("Maker") promises to pay to Coast Communications, Inc., a Nevada corporation, ("Payee"), or order, in care of Johnson, Rasmussen, Robinson & Allen, P.L.C., 48 North Macdonald, Mesa, Arizona 85201, or at such other place as Payee shall designate in writing, the principal amount of Four Hundred Thousand Dollars ($400,000.00).

2. Payment Terms. This Note shall bear 7.5% interest until the due date. The principal amount due under this Note shall be payable in full on or before March 31, 2004. Maker may prepay all or any portion of this Note with out penalty.

3. Default. Maker will be in default if any of the following happens: (a) Maker fails to make payment when due; (b) Maker breaks any promise Maker has made to Payee, or Maker fails to comply with or to perform when due any other term, obligation, covenant or condition contained in this Note or in the Security Agreement of even date herewith (the "Security Agreement"); (c) Maker becomes insolvent, a receiver is appointed for any part of the Collateral, Maker makes an assignment for the benefit of creditors, or any proceeding is commenced by Maker or against Maker under any bankruptcy or insolvency laws, provided, however, the foregoing provisions as they relate to bankruptcy and insolvency shall not apply in the event of a good faith dispute by Maker as to the validity or reasonableness of the claim which is the basis of the proceeding.


4. Payee's Rights; Default Interest. If Maker has failed to cure any default within five (5) days of written notice thereof, Payee may declare the entire unpaid principal balance on this Note and all accrued but unpaid interest, if any, immediately due, and within ten (10) days of receiving written notice thereof Maker will pay that amount. In addition, from the date of default and until the entire amount due under this Note has been paid in full, interest shall accrue on the unpaid principal and interest due under this Note at the rate of 1 1/2 percent per month. Payee may hire or pay someone else to help collect this Note if Maker does not pay. Maker also will pay Payee amounts reasonably charged by such person. This includes, subject to any limits under applicable law, Payee's reasonable attorneys' fees and Payee's legal expenses whether or not there is a lawsuit, including reasonable attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. If not prohibited by applicable law, Maker will also pay any court costs, in addition to all other sums provided by law. This Note has been delivered to Payee and accepted by Payee in the State of Arizona. If there is a lawsuit, the parties agree to submit to the exclusive jurisdiction of the Superior Court in Maricopa County, Arizona. This Note shall be governed by and construed in accordance with the laws of the State of Arizona.


5. Collateral. This Note is secured by certain assets covered by the Security Agreement and one or more UCC-1 Financing Statements, all of the terms, conditions and covenants of which are hereby incorporated into and made a part of this Note.

6. General Provisions. Payee may delay or forego enforcing any of its rights or remedies under this Note without losing them. Except as otherwise provided herein, Maker, to the extent allowed by law, waives presentment, demand for payment, protest and notice of dishonor.

PRIOR TO SIGNING THIS NOTE, MAKER HAS READ AND UNDERSTANDS ALL THE PROVISIONS OF THIS NOTE. MAKER AGREES TO THE TERMS OF THIS NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS NOTE.

Maker:

Telecommunication Products, Inc.

By_________________________ Date: __________, 2003
         Robert C. Russell
   Its:  President

                                PROMISSORY NOTE


                              Dated March 31, 2003

                         Mesa, Maricopa County, Arizona



1. Promise to Pay. For value received, Telecommunication Products, Inc., a Colorado corporation, ("Maker") promises to pay to Coast Communications, Inc., a Nevada corporation, ("Payee"), or order, in care of Johnson, Rasmussen, Robinson & Allen, P.L.C., 48 North Macdonald, Mesa, Arizona 85201, or at such other place as Payee shall designate in writing, the principal amount of One Million Dollars ($1,000,000.00).

2. Payment Terms. This Note shall bear 7.5% interest until the due date. The principal amount due under this Note shall be payable in full on or before March 31, 2005. Maker may prepay all or any portion of this Note with out penalty.

3. Default. Maker will be in default if any of the following happens: (a) Maker fails to make payment when due; (b) Maker breaks any promise Maker has made to Payee, or Maker fails to comply with or to perform when due any other term, obligation, covenant or condition contained in this Note or in the Security Agreement of even date herewith (the "Security Agreement"); (c) Maker becomes insolvent, a receiver is appointed for any part of the Collateral, Maker makes an assignment for the benefit of creditors, or any proceeding is commenced by Maker or against Maker under any bankruptcy or insolvency laws, provided, however, the foregoing provisions as they relate to bankruptcy and insolvency shall not apply in the event of a good faith dispute by Maker as to the validity or reasonableness of the claim which is the basis of the proceeding.

4. Payee's Rights; Default Interest. If Maker has failed to cure any default within five (5) days of written notice thereof, Payee may declare the entire unpaid principal balance on this Note and all accrued but unpaid interest, if any, immediately due, and within ten (10) days of receiving written notice thereof Maker will pay that amount. In addition, from the date of default and until the entire amount due under this Note has been paid in full, interest shall accrue on the unpaid principal and interest due under this Note at the rate of 1 1/2 percent per month. Payee may hire or pay someone else to help collect this Note if Maker does not pay. Maker also will pay Payee amounts reasonably charged by such person. This includes, subject to any limits under applicable law, Payee's reasonable attorneys' fees and Payee's legal expenses whether or not there is a lawsuit, including reasonable attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. If not prohibited by applicable law, Maker will also pay any court costs, in addition to all other sums provided by law. This Note has been delivered to Payee and accepted by Payee in the State of Arizona. If there is a lawsuit, the parties agree to submit to the exclusive jurisdiction of the Superior Court in Maricopa County, Arizona. This Note shall be governed by and construed in accordance with the laws of the State of Arizona.


5. Collateral. This Note is secured by certain assets covered by the Security Agreement and one or more UCC-1 Financing Statements, all of the terms, conditions and covenants of which are hereby incorporated into and made a part of this Note.

6. General Provisions. Payee may delay or forego enforcing any of its rights or remedies under this Note without losing them. Except as otherwise provided herein, Maker, to the extent allowed by law, waives presentment, demand for payment, protest and notice of dishonor.

PRIOR TO SIGNING THIS NOTE, MAKER HAS READ AND UNDERSTANDS ALL THE PROVISIONS OF THIS NOTE. MAKER AGREES TO THE TERMS OF THIS NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS NOTE.

Maker:

Telecommunication Products, Inc.

By_________________________ Date: _____________, 2003
         Robert C. Russell
   Its:     President